                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): July 1, 2004



                            W-H ENERGY SERVICES, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     TEXAS

                 (State or Other Jurisdiction of Incorporation)


        000-31346                                             76-0281502
(Commission File Number)                                     (IRS Employer
                                                          Identification No.)



    10370 RICHMOND AVENUE, SUITE 990
               HOUSTON, TX                                       77042
(Address of Principal Executive Offices)                      (Zip Code)



                                 (713) 974-9071
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 7(c).   Exhibits.

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

99.1       W-H Energy Services, Inc. press release dated July 1, 2004.


Item 9.   Regulation FD Disclosure

On July 1, 2004, W-H Energy Services, Inc. (the "Company") issued a press release with respect to entering into a new revolving credit facility. The press release is attached hereto as Exhibit 99.1.

Item 12.  Results of Operations and Financial Condition

The information set forth under Item 9. Regulation FD Disclosure is hereby incorporated into this Item 12 by reference.

The information contained herein, including in Exhibit 99.1 attached hereto, is furnished pursuant to Item 9 and Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, we make no assertion as to the materiality of any information in this Current Report on Form 8-K.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      W-H ENERGY SERVICES, INC.



Date: July 2, 2004                    By: /s/ Ernesto Bautista, III
                                      ---------------------------------------
                                      Name:  Ernesto Bautista, III
                                      Title: Vice President and
                                             Corporate Controller

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

99.1       W-H Energy Services, Inc. press release dated July 1, 2004.